Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in this registration statement of ACNielsen Corporation on Form S-8 and in the related Prospectus of our reports dated February 18, 1998, included in ACNielsen Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.

                                              /s/ Arthur Andersen LLP
                                              -----------------------
                                              Arthur Andersen LLP

Stamford, Connecticut
July 7, 1998